                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 9, 2009

                      INTERNATIONAL ENERGY HOLDINGS, CORP.
             (Exact name of Registrant as specified in its charter)

                 NEVADA                                   26-1374664                                 000-53302
--------------------------------------   ---------------------------------------------   --------------------------------------
    (State or other jurisdiction of          (IRS Employer Identification Number)             (Commission File Number)
             incorporation)

                                9120 Rockrose Dr
                                 Tampa, FL 33647
                 ---------------------------------------------
                    (Address of principal executive offices)
                                   (ZIP Code)

                                  813-293-3534
                 ---------------------------------------------
               Registrant's telephone number, including area code

                 ---------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

CHANGES IN DIRECTORS OR PRINCIPAL OFFICERS

ITEM 5.02. Change in Directors or Principal Officers;

James P. McAlinden has joined the Board of Directors of the Company as of
April 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  APRIL 9, 2009

                                                  By:     /s/  J. Ram Ajjarapu
                                                          --------------------
                                                            President

ATTENTION: Intentional misstatements or omissions of fact constitute Federal
Criminal Violations (See 18 U.S.C. 1001).